UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of the Securities Exchange Act of 1934

Date of report (date of earliest event reported): September 1, 2015

HEARTWARE INTERNATIONAL, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-34256	26-3636023
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

500 Old Connecticut Path

Framingham, MA 01701

(Address of principal executive offices)

Registrant’s telephone number, including area code:

508.739.0950

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement

On September 1, 2015, HeartWare International Inc., a Delaware corporation (“HeartWare” or the “Company”), entered into a Business Combination Agreement with Valtech Cardio, Ltd., a private company incorporated under the laws of Israel (“Valtech”), HW Global, Inc., a Delaware corporation and a direct wholly-owned subsidiary of HeartWare (“Holdco”), HW Merger Sub, Inc., a Delaware corporation and a direct wholly-owned subsidiary of Holdco (“US Merger Sub”), Valor Merger Sub Ltd., a private company incorporated under the laws of Israel and a direct wholly-owned subsidiary of Holdco (“ISR Merger Sub”) and Valor Shareholder Representative, LLC (“Shareholder Representative”), a Delaware limited liability company, pursuant to which, subject to satisfaction or waiver of the conditions therein, HeartWare and Valtech will effect a strategic combination of their respective businesses under Holdco wherein (a) US Merger Sub shall merge with and into HeartWare, with HeartWare surviving the merger as a wholly-owned subsidiary of Holdco (the “US Merger”), and (b) ISR Merger Sub shall merge with and into Valtech, with Valtech surviving the merger as a subsidiary of Holdco (the “ISR Merger”, together with the US Merger and the other transactions contemplated by the Business Combination Agreement, the “Transactions”). The Business Combination Agreement has been approved by the board of directors of HeartWare and Valtech.

Valtech and Mitral Equity Treatment

Pursuant to the terms of the Business Combination Agreement, at the effective time of the ISR Merger, each shareholder, warrant holder or option holder of Valtech or any minority shareholder of Mitraltech Ltd., a company organized under the laws of the State of Israel and a subsidiary of Valtech (collectively, the “Recipient Parties”) shall receive a designated percentage of: (a) 4,400,000 shares of Holdco common stock less certain escrowed shares of Holdco common stock and less certain adjustments, including with respect to certain Valtech indebtedness and transaction expenses; (b) the escrowed shares of Holdco common stock, if any, ultimately paid out to the Recipient Parties; (c) the contingent right to 800,000 shares of Holdco common stock contingent upon CE Mark approval for Valtech’s Cardioband product; (d) the contingent right to 700,000 shares of Holdco common stock contingent upon the first-in-man implant for certain Valtech products; (e) warrants to purchase 850,000 shares of Holdco common stock at an exercise price of $83.73 per share which become exercisable upon attainment of $75 million in net sales (trailing 12 months) of Valtech products; and (f) an earn-out payment of $375 million (payable in cash or stock, at the discretion of Holdco) upon attainment of $450 million in net sales (trailing 12 months) of Valtech products.

HeartWare Equity Treatment

Pursuant to the terms of the Business Combination Agreement, at the effective time of the US Merger (the “Effective Time”), each share of HeartWare common stock issued and outstanding immediately prior to the Effective Time, excluding all shares of HeartWare common stock owned by HeartWare, Holdco or US Merger Sub immediately prior to the Effective Time (which shall be cancelled), shall be converted into and thereafter represent the right to receive one newly and validly issued, fully paid up Holdco common share.

As of the Effective Time, each outstanding and unexercised option to acquire shares of HeartWare common stock (a “HeartWare Stock Option”) and outstanding restricted stock unit award (a “HeartWare RSU”) granted under (i) the HeartWare Employee Stock Option Plan, (ii) the HeartWare 2008 Stock Incentive Plan, (iii) the HeartWare 2012 Incentive Award Plan or (iv) the non-plan stock options granted in 2007 (collectively, the “HeartWare Equity Plans”) shall be assumed by Holdco and converted, respectively, into an option to acquire Holdco common stock or a restricted stock unit award with respect to Holdco common stock. Each option or restricted stock unit so assumed and converted shall continue to have, and shall be subject to, the same terms and conditions as applied to the HeartWare Stock Option or HeartWare RSU immediately prior to the Effective Time.

Each option or restricted stock unit so assumed and converted shall be, respectively, an option to acquire or a restricted stock unit award for a certain number of Holdco common stock determined pursuant to the Business Combination Agreement.

As of the Effective Time, Holdco shall assume all HeartWare Equity Plans and the awards granted thereunder and will be able to grant stock awards, to the extent permissible by applicable laws and NASDAQ regulations, under the terms of the HeartWare Equity Plans covering the reserved but unissued HeartWare common stock, except that (i) HeartWare common stock covered by such awards will be Holdco common stock and (ii) all references to a number of HeartWare common stock will be changed to references to Holdco common stock.

Conditions to the Consummation of the Transactions

Consummation of the Transactions is subject to various conditions, including (i) obtaining requisite approval of the Transactions from Valtech and HeartWare stockholders, (ii) the absence of any law, injunction, judgment or ruling enjoining or prohibiting the Transactions, (iii) the accuracy of the representations and warranties made by the parties, except for, with respect to the majority of the representations and warrants made by the parties, any inaccuracies that would not have had or would not reasonably be expected to have a “material adverse effect” on the applicable party (as “material adverse effect” is defined in the Business Combination Agreement with respect to each party), (iv) the performance by Valtech, HeartWare, Holdco, US Merger Sub and ISR Merger Sub in all material respects of their covenants and obligations under the Business Combination Agreement, (v) the expiration or early termination of the waiting period applicable to the Transactions under the Hart-Scott Rodino Antitrust Improvements Act of 1976, as amended, (vi) the absence of a material adverse effect on Valtech and HeartWare (as “material adverse effect” is defined in the Business Combination Agreement with respect to each party), (vii) approval for listing on NASDAQ of the Holdco common stock being issued in the Transactions and (viii) certain other customary conditions.

Representations and Warranties, Covenants and Other Agreements

The Business Combination Agreement contains certain customary representations, warranties and covenants of Valtech, HeartWare and their subsidiaries. Each of Valtech and HeartWare agreed to use their commercially reasonable efforts to cause the Transactions to be consummated. The Business Combination Agreement also requires, among other things, (i) Valtech and ISR Merger Sub to execute, obtain related shareholder consents for, and file a merger proposal in accordance with the Israeli Companies Law; (ii) the preparation and filing of a joint proxy statement/prospectus and Form S-4 Registration Statement containing the joint proxy statement/prospectus as a prospectus; (iii) each of Valtech and HeartWare to take all actions necessary under applicable laws to call, give notice of and hold a shareholder or stockholder meeting to obtain the requisite shareholder or stockholder vote on the Transactions, and for each of Valtech and HeartWare’s board of directors to recommend the approval of the Transactions; (iv) that the parties make certain filings with Israeli and U.S. government authorities in accordance with applicable laws; (v) Holdco and its affiliates to make certain minimum expenditures associated with certain Valtech products; (vi) Valtech to observe certain exclusivity obligations with respect to alternative acquisition proposals; (vii) Valtech and HeartWare to take certain actions with respect to specified tax matters concerning the Transactions and (viii) under specified conditions where Valtech’s cash balances are equal to $1,000,000 or less, HeartWare to make, not more than once every 30 days, a loan to Valtech in the principal amount of $1,000,000 pursuant to convertible promissory notes, the form of such notes filed as Exhibit 99.3 hereto and incorporated into this report by reference.

Termination Rights

Valtech and HeartWare may each terminate the Business Combination Agreement under certain limited circumstances. In the event the Business Combination Agreement is terminated in accordance with the termination provisions of the Business Combination Agreement, HeartWare would be obligated to make a loan to Valtech in a principal amount equal to $30,000,000 pursuant to a convertible promissory note as Valtech’s sole and exclusive remedy under the agreement.

The foregoing description of the Business Combination Agreement does not purport to be complete and is qualified in its entirety by reference to the Business Combination Agreement, a copy of which is filed as Exhibit 2.1 hereto and is hereby incorporated into this report by reference. The Business Combination Agreement has been included to provide investors with information regarding its terms. It is not intended to provide any other factual information about HeartWare. In particular, the assertions embodied in the representations and warranties contained in the Business Combination Agreement are subject to qualifications and limitations agreed to by the respective parties in connection with negotiating the terms of the Business Combination Agreement, including information contained in confidential disclosure schedules provided by the parties to the Business Combination Agreement to each other and certain other specified recipients in connection with the signing of the Business Combination Agreement. The confidential disclosure schedules contain information that modifies, qualifies and creates exceptions to the representations and warranties set forth in the Business Combination Agreement. Moreover, certain representations and warranties in the Business Combination Agreement were used for the purpose of allocating risk between HeartWare and Valtech rather than establishing matters as facts. Accordingly, you should not rely on the representations and warranties in the Business Combination Agreement as characterizations of the actual state of facts about HeartWare or Valtech.

Shareholder Support Agreements and Stockholders Voting Agreements

Concurrently with entering into the Business Combination Agreement, certain officers and directors of Valtech, in their capacities as holders of shares or other equity interests of Valtech, and certain other Valtech shareholders executed support agreements with Holdco and the Shareholder Representative (the “Shareholder Support Agreements”) pursuant to which they agreed, among other things, to vote their shares of Valtech common stock for the approval of the ISR Merger and the Business Combination Agreement. Notwithstanding the foregoing, however, the Shareholder Support Agreements terminate upon the termination of the Business Combination Agreement in accordance with its terms.

The foregoing description of the Shareholder Support Agreements does not purport to be complete and is qualified in its entirety by reference to the form of Shareholder Support Agreement filed as Exhibit 99.5 hereto and hereby incorporated into this report by reference.

Concurrently with entering into the Business Combination Agreement, certain officers and directors of Valtech, in their capacities as holders of shares or other equity interests of Valtech, and certain other Valtech shareholders executed stockholders voting agreements, effective as of the closing of the Transactions (“Stockholders Voting Agreements”) pursuant to which they agreed, among other things, to (i) vote certain shares of Holdco common stock received from the Transactions that they beneficially own in the same proportion as the shares of voting securities of Holdco not subject to the Stockholders Voting Agreements or other similar agreements are voted and (ii) a standstill agreement prohibiting the acquisition of additional Holdco stock and the taking of certain stockholder actions.

The foregoing description of the Stockholders Voting Agreements does not purport to be complete and is qualified in its entirety by reference to the form of Stockholders Voting Agreement filed as Exhibit 99.6 hereto and hereby incorporated into this report by reference.

Item 7.01	Regulation FD Disclosure.

HeartWare will host a conference call with slide presentation on September 1, 2015 at 5:00 p.m. Eastern Time to discuss the Transactions. A live audio webcast of the call may be accessed in the Investor section of HeartWare’s web site at http://ir.heartware.com/. A replay of the webcast will be available through the above weblink immediately following completion of the call. Alternatively, callers may listen to the conference call on the phone by dialing (877) 407-0789 (domestic) or +1 (201) 689-8562 (international) five minutes prior to the scheduled start time and referencing “HeartWare.” A copy of the slide presentation is furnished as Exhibit 99.7 hereto and hereby incorporated into this report by reference.

By filing the information in this Item 7.01 of this Current Report on Form 8-K, HeartWare makes no admission as to the materiality of any information in this report. The information contained herein is intended to be considered in the context of filings HeartWare and Holdco may make with the SEC and other public announcements that HeartWare and Holdco may make, by press release or otherwise, from time to time. HeartWare undertakes no duty or obligation to publicly update or revise the information contained in this report, although it may do so from time to time as its management believes is appropriate. Any such updating may be made through the filing of other reports or documents with the SEC, through press releases or through other public disclosure.

Item 8.01.	Other Events.

On September 1, 2015, HeartWare and Valtech issued a joint press release announcing the execution of the Business Combination Agreement. A copy of the press release is attached hereto as Exhibit 99.8 and incorporated herein by reference in its entirety.

Important Information

Additional Information about the Transactions and Where to Find It

In connection with the Transactions, Holdco intends to file relevant materials with the Securities and Exchange Commission, or the SEC, including a Registration Statement on Form S-4 that will contain a joint proxy statement/prospectus. Investors and security holders of HeartWare and Valtech are urged to read these materials when they become available because they will contain important information about HeartWare, Valtech and the Transactions. The joint proxy statement/prospectus and other relevant materials (when they become available), and any other documents filed by Holdco or HeartWare with the SEC, may be obtained free of charge at the SEC web site at www.sec.gov. In addition, investors and security holders may obtain free copies of the documents filed with the SEC by Holdco or HeartWare by directing a written request to HeartWare’s investor relations department at HeartWare International, Inc., 500 Old Connecticut Path, Framingham, MA 01701, Attention: Investor Relations. Investors and security holders are urged to read the joint proxy statement/prospectus and the other relevant materials when they become available before making any voting or investment decision with respect to the Transactions.

This communication shall not constitute an offer to sell or the solicitation of an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.

Participants in the Solicitation

HeartWare, Valtech and their respective directors, executive officers, certain members of management and certain employees may be deemed to be participants in the solicitation of proxies from the stockholders of HeartWare and Valtech in connection with the proposed transaction. Information regarding the special interests of these directors and executive officers in the transaction will be included in the joint proxy statement/prospectus referred to above. Additional information regarding the directors and executive officers of HeartWare is also included in the HeartWare Annual Report on Form 10-K for the year ended December 31, 2014, which was filed with the SEC on March 2, 2015. This document is available free of charge at the SEC web site (www.sec.gov) and from Investor Relations at HeartWare at the address described above.

Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements within the meaning of the Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934, as amended. These forward-looking statements involve certain risks and uncertainties that could cause actual results to differ materially from those indicated in such forward-looking statements, including, but not limited to, the ability of the parties to consummate the proposed Transactions; satisfaction of closing conditions to the consummation of the proposed Transactions; the impact of the announcement of the proposed Transactions on HeartWare’s relationships with its employees, existing customers or potential future customers; and such other risks and uncertainties pertaining to the HeartWare’s business as detailed in its filings with the SEC on Forms 10-K and 10-Q, which are available on the SEC’s web site at www.sec.gov. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date thereof. HeartWare assumes no obligation to update any forward-looking statement contained in this document.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description of Exhibit

2.1*	Business Combination Agreement, dated as of September 1, 2015, by and among HeartWare International, Inc., Valtech Cardio, Ltd., HW Global, Inc., HW Merger Sub, Inc., Valor Merger Sub Ltd. and Valor Shareholder Representative, LLC.

99.1	Form of Escrow Agreement, by and among U.S. Bank N.A., HW Global, Inc. and Valor Shareholder Representative, LLC.

99.2	Form of Warrant between HW Global, Inc. and holders of shares and other equity interests of Valtech Cardio, Ltd. and minority equity interests in Mitraltech Ltd.

99.3	Form of Interim Funding Convertible Promissory Note between HeartWare International, Inc. and Valtech Cardio, Ltd.

99.4	Form of HeartWare Termination Note between HeartWare International, Inc. and Valtech Cardio, Ltd.

99.5	Form of Shareholder Support Agreement, by and among HW Global, Inc., certain officers and directors and holders of shares and other equity interests of Valtech Cardio, Ltd. and Valor Shareholder Representative, LLC.

99.6	Form of Stockholders Voting Agreement, by and among HW Global, Inc. and certain officers and directors and holders of shares and other equity interests of Valtech Cardio, Ltd.

99.7	Investor Slide Presentation dated September 1, 2015.

99.8	Joint Press Release, issued by HeartWare International, Inc. and Valtech Cardio, Ltd., dated September 1, 2015.

*	Certain schedules and exhibits omitted pursuant to Item 601(b)(2) of Regulation S-K promulgated by the SEC. HeartWare agrees to furnish supplementally a copy of any omitted schedule or exhibit to the SEC upon request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HeartWare International, Inc.

Date: September 1, 2015	By:	/s/ Lawrence J. Knopf
	Name:	Lawrence J. Knopf
	Title:	Senior Vice President, General Counsel and Secretary

INDEX TO EXHIBITS

Exhibit No.	Description

2.1*	Business Combination Agreement, dated as of September 1, 2015, by and among HeartWare International, Inc., Valtech Cardio, Ltd., HW Global, Inc., HW Merger Sub, Inc., Valor Merger Sub Ltd. and Valor Shareholder Representative, LLC.

99.1	Form of Escrow Agreement, by and among U.S. Bank N.A., HW Global, Inc. and Valor Shareholder Representative, LLC.

99.2	Form of Warrant between HW Global, Inc. and holders of shares and other equity interests of Valtech Cardio, Ltd. and minority equity interests in Mitraltech Ltd.

99.3	Form of Interim Funding Convertible Promissory Note between HeartWare International, Inc. and Valtech Cardio, Ltd.

99.4	Form of HeartWare Termination Note between HeartWare International, Inc. and Valtech Cardio, Ltd.

99.5	Form of Shareholder Support Agreement, by and among HW Global, Inc., certain officers and directors and holders of shares and other equity interests of Valtech Cardio, Ltd. and Valor Shareholder Representative, LLC.

99.6	Form of Stockholders Voting Agreement, by and among HW Global, Inc. and certain officers and directors and holders of shares and other equity interests of Valtech Cardio, Ltd.

99.7	Investor Slide Presentation dated September 1, 2015.

99.8	Joint Press Release, issued by HeartWare International, Inc. and Valtech Cardio, Ltd., dated September 1, 2015.

*	Certain schedules and exhibits omitted pursuant to Item 601(b)(2) of Regulation S-K promulgated by the SEC. HeartWare agrees to furnish supplementally a copy of any omitted schedule or exhibit to the SEC upon request.